CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Revenue
Metal sales	$ 7,051.1	$ 5,148.8
Cost of sales
Production cost of sales	2,346.4	2,197.1
Depreciation, depletion and amortization	1,105.0	1,147.5
Impairment reversal	(116.1)	(74.1)
Total cost of sales	3,335.3	3,270.5
Gross profit	3,715.8	1,878.3
Other operating expense	93.9	14.0
Exploration and business development	204.4	197.8
General and administrative	139.9	126.2
Operating earnings	3,277.6	1,540.3
Other (expense) income - net	(24.6)	14.3
Finance income	73.0	18.2
Finance expense	(131.3)	(91.4)
Earnings before tax	3,194.7	1,481.4
Income tax expense - net	(724.7)	(487.4)
Net earnings	2,470.0	994.0
Net earnings attributable to:
Non-controlling interests	79.9	45.2
Common shareholders	$ 2,390.1	$ 948.8
Earnings per share attributable to common shareholders
Basic	$ 1.96	$ 0.77
Diluted	$ 1.95	$ 0.77